UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21662

CAPSTONE CHURCH CAPITAL FUND
(Exact name of Registrant as Specified in Charter)

3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Address of principal executive offices)(Zip code)

Edward L. Jaroski
3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Name and Address of Agent for Service)

Copies to:
David J. Harris, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

March 31, 2015 (Unaudited)

Capstone Church Capital Fund

Semi-Annual Report

Semi-Annual Report

   Capstone Church Capital Fund (XCBFX)

LETTER TO SHAREHOLDERS

March 31, 2015 (Unaudited)

Dear Shareholder:

This is the Semi-Annual Report of the Capstone Church Capital Fund for the six-months ended March 31, 2015.  The Capstone Church Capital Fund is an investment company focused on investing in church mortgage bonds and church mortgage loans.  The Semi-Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the fixed income market and outlook.

Fixed Income Market Overview

The past three months have been underwhelming in regards to economic growth in the United States, barely keeping pace with expectations formed following a strong fourth quarter of 2014.  Some of the headwinds we faced include weather, the West Coast port strike, and the change in oil prices.  Just as we saw in the fourth quarter of 2014, weather had an impact on consumer spending with storms disrupting everyday behavior across the country.  The West Coast port strike served as a disruption to supply chains affecting manufacturing and production.  In addition, the drop in oil prices altered business investment for companies with affected corporate profits, along with job growth in the energy sector, which had been such a boost in previous quarters.  The flip side of lower oil prices is that consumers have more disposable income available to them.  However,  with a typical lag time of about 12 months for consumers to feel that the lower prices are secure and can therefore spend their extra income, the economy has not felt the benefit from price changes as of yet.

We are seeing some positive trends on the global front.  Although the growth of the Chinese economy is slowing from previous years, there does not appear to be a hard landing on the horizon as it shifts from the fast-paced growth of an emerging market to a more moderate-paced stable market.  Although many export countries are struggling with lower orders from China, better news out of the Eurozone is promising.  Manufacturing was up in the first quarter to its highest reading since May, 2014 with upward trends in Germany and Spain, as well as consumer spending and retail sales higher in many of the core countries that lead the Eurozone.

Looking longer term, we do anticipate continued growth in payrolls and higher wages, which should help boost consumer spending and allow business investment to resume, supporting economic growth.  With most analysts projecting an outlook for stronger growth in the second quarter, economic reports will be closely watched by the Fed as they debate the timing of the first Fed Funds Rate hike and the subsequent actions to help support the labor market and price stability.

The bond market moves in anticipation of what it believes will happen.  With a consensus of the Fed hiking rates at some point over the next six to nine months, rates have begun their march higher.

Performance

The Capstone Church Capital Fund produced a 0.75% total return for the three months ended March 31, 2015 and a 3.38% total return for the twelve months ended March 31, 2015.  The Barclays Capital U.S. Government/Credit Index returned 1.84% and 5.86% for the same periods, respectively.

The returns generated by the Capstone Church Capital Fund continue to reflect improvement in the church mortgage bond market, the church mortgage loan market and the underlying real estate markets where the Capstone Church Capital Fund has investments. The improvement in the U.S. economy has translated into stronger financial underpinnings for some of the churches that are represented in the Capstone Church Capital Fund.   In addition, the Capstone Church Capital Fund has agreed with the Trustees of the mortgage loans and mortgage bonds owned in the fund to restructure some investments so that the churches can more easily meet their obligations.  Some properties have been foreclosed on and sold.  The prices of the bonds in the fund reflect either prices where the bonds have traded or the best estimation of what the fund expects to receive from the borrower which, in certain circumstances, involves using current appraisals of the property.

Outlook

The difficult environment for church bonds is not over but it has improved.  The improving real estate market in the U.S. means higher values for church properties and a better market to sell the properties if need be.  The congregations appear to have stabilized.  Some churches have restructured their bond or mortgage loan obligations making it easier for the churches to make their interest payments.  This improved market has made it easier to sell bonds which the fund has done.  We expect there to be fewer foreclosures going forward.  If interest rates rise as many economists expect them to, prices of church bonds will be negatively affected and real estate markets around the U.S. will probably weaken.

Thank you for selecting the Capstone Church Capital Fund

For more information about the Capstone Church Capital Fund, we invite you to contact us at 800-262-6631. You may also visit our website at www.capstonechurchcapitalfund.com.  We value your business, and we look forward to servicing your investment needs for many years to come.

Sincerely,

Edward L. Jaroski

President

Capstone Church Capital Fund

Claude C. Cody IV

Portfolio Manager

Capstone Church Capital Fund

CAPSTONE CHURCH CAPITAL FUND

STATE SECTOR DIVERSIFICATION

MARCH 31, 2015 (Unaudited)

The table below sets forth the diversification of the Capstone Church Capital Fund investments by State.

State Diversification - Bonds and Mortgages		Percent*
	California	13.33%
	Connecticut	1.10%
	Florida	14.41%
	Georgia	8.09%
	Illinois	3.03%
	Indiana	3.85%
	Louisiana	2.66%
	Maryland	0.13%
	Massachusetts	2.52%
	Michigan	0.20%
	Nevada	1.10%
	New Jersey	2.99%
	North Carolina	0.14%
	Ohio	1.90%
	Rhode Island	2.58%
	Tennessee	4.11%
	Texas	5.87%
	Virginia	-
	Washington	1.49%
	Washington, DC	0.49%
	Total Bonds and Mortgages	69.99%
Other
	U.S. Government Agencies and Obligations	5.83%
	Open-End Mutual Fund	4.67%
	Short-Term Investments	19.23%
	Other	0.28%
		100.00%

* Percentages indicated are based on total net assets as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS (a)

California		10.80%
	Sonrise Baptist Church of Clovis (d) (e)
359,774	7.50%, 06/01/2020		$ 182,801
389,514	7.50%, 06/01/2020		197,912
	Trinity Southern Baptist Church of Livermore, California
111,000	7.30%, 03/18/2030		99,523
128,000	7.30%, 09/18/2030		113,178
143,000	7.30%, 03/18/2032		121,679
148,000	7.30%, 09/18/2032		124,882
159,000	7.30%, 09/18/2033		132,129
98,000	7.30%, 03/18/2034		80,879
	The United Pentecostal Church of Modesto, Inc. (c) (d)
20,000	7.50%, 11/21/2020		13,954
43,000	7.50%, 05/21/2021		29,885
43,000	7.50%, 11/21/2021		29,902
45,000	7.50%, 05/21/2022		31,311
51,000	7.60%, 11/21/2023		35,542
53,000	7.60%, 05/21/2024		36,713
55,000	7.60%, 11/21/2024		38,110
56,000	7.60%, 05/21/2025		38,814
59,000	7.60%, 11/21/2025		40,899
62,000	7.60%, 05/21/2026		42,991
66,000	7.60%, 05/21/2027		45,784
69,000	7.60%, 11/21/2027		47,872
71,000	7.60%, 05/21/2028		49,267
73,000	7.60%, 11/21/2028		50,669
86,000	7.60%, 11/21/2030		59,185
89,000	7.60%, 05/21/2031		61,250
92,000	7.60%, 11/21/2031		63,314
96,000	7.60%, 05/21/2032		66,067
99,000	7.60%, 11/21/2032		68,132
103,000	7.60%, 05/21/2033		70,885
112,000	7.60%, 05/21/2034		77,078
115,000	7.60%, 11/21/2034		79,143
	Victory Christian Center of the Desert, Inc. (c) (d)
22,730	8.40%, 10/15/2020		22,555
23,488	8.40%, 04/15/2021		23,283
24,245	8.40%, 10/15/2021		24,056
25,761	8.40%, 04/15/2022		25,562
26,518	8.40%, 10/15/2022		26,314

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount			Fair Value

27,276	8.40%, 04/15/2023		$ 26,973
28,791	8.40%, 10/15/2023		28,486
30,307	8.40%, 04/15/2024		29,813
31,064	8.40%, 10/15/2024		30,564
32,580	8.40%, 04/15/2025		32,062
34,095	8.40%, 10/15/2025		33,560
35,610	8.40%, 04/15/2026		35,059
36,368	8.40%, 10/15/2026		35,812
38,641	8.40%, 04/15/2027		38,058
40,157	8.40%, 10/15/2027		39,558
41,672	8.40%, 04/15/2028		41,055
43,187	8.40%, 10/15/2028		42,557
45,460	8.40%, 04/15/2029		44,801
46,976	8.40%, 10/15/2029		46,304
49,249	8.40%, 04/15/2030		48,141
51,522	8.40%, 10/15/2030		50,362
53,037	8.40%, 04/15/2031		51,844
56,068	8.40%, 10/15/2031		54,806
57,583	8.40%, 04/15/2032		56,287
60,614	8.40%, 10/15/2032		59,250
62,887	8.40%, 04/15/2033		61,472
65,917	8.40%, 10/15/2033		64,434
68,190	8.40%, 04/15/2034		66,656
52,279	8.40%, 10/15/2034		51,103
	"The Well" Ministry of Rescue (c) (d)
21,000	8.40%, 05/15/2020		10,714
22,000	8.40%, 11/15/2020		11,235
23,000	8.40%, 05/15/2021		11,702
24,000	8.40%, 11/15/2021		12,278
25,000	8.40%, 05/15/2022		12,793
26,000	8.40%, 11/15/2022		13,304
27,000	8.40%, 05/15/2023		13,767
28,000	8.40%, 11/15/2023		14,283
Connecticut		1.10%
	Full Gospel Foundation Building Ministries International
29,000	7.60%, 07/21/2026		28,420
33,000	7.60%, 07/21/2028		31,555
35,000	7.60%, 01/21/2029		33,093
36,000	7.60%, 07/21/2029		33,649
38,000	7.60%, 01/21/2030		35,074
39,000	7.60%, 07/21/2030		35,588
40,000	7.60%, 01/21/2031		36,080

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount		Fair Value

42,000	7.60%, 07/21/2031	$ 37,489
43,000	7.60%, 01/21/2032	37,831
45,000	7.60%, 07/21/2032	39,218
Florida	14.41%
	Abyssinia Missionary Baptist Church Ministries, Inc. (c) (d)
257,000	7.50%, 03/15/2027	126,830
166,000	7.50%, 09/15/2027	81,938
212,000	7.50%, 03/15/2028	104,643
120,000	7.50%, 09/15/2028	59,244
187,000	7.50%, 03/15/2029	92,341
145,000	7.50%, 09/15/2029	71,617
290,000	7.50%, 03/15/2030	143,260
332,000	7.50%, 09/15/2030	162,547
91,000	7.50%, 03/15/2031	44,554
	Bethel Baptist Institutional Church, Inc. (e)
251,757	0.00%, 01/01/2022 (g)	25
1,733,625	3.50%, 01/01/2022 *	709,573
	Celebration Baptist Church of Jacksonville, Florida, Inc. (c) (d)
17,000	8.10%, 06/15/2015	16,983
33,000	8.20%, 12/15/2015	33,208
65,000	8.40%, 12/15/2020	65,533
69,000	8.40%, 06/15/2021	69,297
71,000	8.40%, 12/15/2021	71,710
74,000	8.40%, 06/15/2022	74,740
71,000	8.40%, 12/15/2022	71,710
10,000	8.40%, 06/15/2025	10,016
23,000	8.40%, 12/15/2026	23,051
24,000	8.40%, 06/15/2027	24,055
29,000	8.40%, 12/15/2029	29,093
32,000	8.40%, 12/15/2030	31,834
117,000	8.40%, 12/15/2032	116,392
84,000	8.40%, 12/15/2033	83,563
199,000	8.40%, 06/15/2034	197,965
70,000	8.40%, 12/15/2034	69,636
	LifePoint Community Church of Tampa Bay, Inc.
25,000	8.40%, 04/20/2031	24,140
	Manifestations Worldwide, Inc.
8,000	7.60%, 09/17/2024	7,799
29,000	7.60%, 03/17/2025	28,440
29,000	7.60%, 09/17/2025	28,362
31,000	7.60%, 03/17/2026	30,225
33,000	7.60%, 09/17/2026	32,043

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount		Fair Value

33,000	7.60%, 03/17/2027	$ 31,901
34,000	7.60%, 09/17/2027	32,711
36,000	7.60%, 03/17/2028	34,448
38,000	7.60%, 09/17/2028	35,997
38,000	7.60%, 03/17/2029	35,602
41,000	7.60%, 09/17/2029	37,966
41,000	7.60%, 03/17/2030	37,581
44,000	7.60%, 09/17/2030	39,912
44,000	7.60%, 03/17/2031	39,503
47,000	7.60%, 09/17/2031	41,698
48,000	7.60%, 03/17/2032	42,062
51,000	7.60%, 09/17/2032	44,406
52,000	7.60%, 03/17/2033	44,933
54,000	7.60%, 09/17/2033	46,375
56,000	7.60%, 03/17/2034	47,734
59,000	7.60%, 09/17/2034	49,908
60,000	7.60%, 03/17/2035	50,256
63,000	7.60%, 09/17/2035	52,372
65,000	7.60%, 03/17/2036	53,515
68,000	7.60%, 09/17/2036	55,502
70,000	7.60%, 03/17/2037	56,665
73,000	7.60%, 09/17/2037	58,802
76,000	7.60%, 03/17/2038	60,914
79,000	7.60%, 09/17/2038	63,287
	Iglesia Cristiana La Nueva Jerusalem, Inc. (c) (d)
73,041	7.50%, 02/5/2027	41,772
95,214	7.50%, 02/5/2029	54,453
35,216	7.50%, 08/5/2029	20,140
65,215	7.50%, 02/5/2031	36,957
	Philadelphia Haitian Baptist Church of Orlando, Inc. (c) (d)
26,000	7.70%, 11/28/2012	10,124
33,000	7.70%, 05/28/2013	12,850
34,000	7.70%, 11/28/2013	13,240
35,000	7.80%, 05/28/2014	13,629
63,000	8.40%, 05/28/2021	24,639
64,000	8.40%, 11/28/2021	25,043
68,000	8.40%, 05/28/2022	26,622
32,000	8.40%, 11/28/2023	12,470
30,000	8.40%, 05/28/2024	11,694
33,000	8.40%, 11/28/2024	12,867
86,000	8.40%, 05/28/2025	33,540
91,000	8.40%, 11/28/2025	35,499

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount			Fair Value

93,000	8.40%, 05/28/2026		$ 36,289
98,000	8.40%, 11/28/2026		38,240
42,000	8.40%, 11/28/2031		16,271
154,000	8.40%, 05/28/2032		59,660
156,000	8.40%, 11/28/2032		60,434
	Truth For Living Ministries, Inc. (e)
308,054	4.00%, 11/15/2022		134,897
Georgia		5.27%
	Bible Baptist Church of Newnan, Inc. (c) (d)
32,000	7.60%, 03/01/2015		6,909
33,000	7.70%, 09/01/2015		7,141
39,000	7.80%, 03/01/2018		8,553
11,000	7.80%, 09/01/2018		2,405
45,000	7.80%, 09/01/2019		9,774
46,000	7.80%, 03/01/2020		10,000
48,000	7.80%, 09/01/2020		10,445
50,000	7.80%, 03/01/2021		10,890
56,000	7.90%, 09/01/2022		12,230
50,000	7.90%, 03/01/2023		10,930
38,000	7.90%, 03/01/2034		8,162
89,000	7.90%, 09/01/2035		19,313
159,000	7.90%, 03/01/2036		34,153
64,000	7.90%, 09/01/2036		13,888
51,000	8.00%, 09/01/2021		11,118
54,000	8.00%, 03/01/2022		11,783
	Victory Baptist Church of Loganville, Inc.
67,000	7.90%, 01/15/2030		63,556
69,000	7.90%, 07/15/2030		64,743
72,000	7.90%, 01/15/2031		66,816
74,000	7.90%, 07/15/2031		67,917
78,000	7.90%, 01/15/2032		70,769
81,000	7.90%, 07/15/2032		72,706
84,000	7.90%, 01/15/2033		74,936
87,000	7.90%, 07/15/2033		77,047
90,000	7.90%, 01/15/2034		79,218
95,000	7.90%, 07/15/2034		83,078
98,000	7.90%, 01/15/2035		84,868
101,000	7.90%, 07/15/2035		86,840
106,000	7.90%, 01/15/2036		90,259
110,000	7.90%, 07/15/2036		93,005
115,000	7.90%, 01/15/2037		96,301
119,000	7.90%, 07/15/2037		99,210

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount			Fair Value

123,000	7.90%, 01/15/2038		$ 101,930
129,000	7.90%, 07/15/2038		106,722
Illinois		3.03%
	First Baptist Church of Melrose Park (c) (d)
35,000	7.80%, 06/12/2019		35,032
37,000	7.80%, 12/12/2019		37,070
37,000	7.80%, 06/12/2020		37,111
40,000	7.80%, 12/12/2020		40,156
41,000	7.80%, 06/12/2021		41,000
42,000	7.80%, 12/12/2021		42,025
45,000	7.80%, 06/12/2022		45,054
50,000	7.90%, 12/12/2023		50,135
51,000	7.90%, 06/12/2024		50,837
54,000	7.90%, 12/12/2024		53,838
56,000	7.90%, 06/12/2025		55,843
43,000	7.90%, 06/12/2030		42,583
86,000	7.90%, 12/12/2030		85,166
24,000	7.90%, 12/12/2033		23,767
112,000	7.90%, 06/12/2034		110,914
117,000	7.90%, 12/12/2034		115,865
45,000	8.00%, 12/12/2022		45,333
48,000	8.00%, 06/12/2023		48,106
Indiana		3.85%
	Madison Park Church of God, Inc. (e)
1,845,066	2.50%, 01/01/2033		1,076,411
	Mizpah, Inc. Ebenezer Missionary Baptist Church (c) (d)
24,000	7.90%, 12/22/2031		10,070
26,000	7.90%, 12/22/2032		10,910
27,000	7.90%, 06/22/2033		11,329
29,000	7.90%, 12/22/2033		12,168
29,000	7.90%, 06/22/2034		12,168
31,000	7.90%, 12/22/2034		13,008
32,000	7.90%, 06/22/2035		13,427
33,000	7.90%, 12/22/2035		13,847
34,000	7.90%, 06/22/2036		14,266
36,000	7.90%, 12/22/2036		15,106
38,000	7.90%, 06/22/2037		15,945
Louisiana		2.66%
	Living Way Apostolic Church, Inc.
100,000	7.90%, 04/20/2030		94,410
103,000	7.90%, 10/20/2030		96,006
103,000	7.90%, 04/20/2031		95,100

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount			Fair Value

15,000	7.90%, 10/20/2031		$ 13,670
91,000	7.90%, 04/20/2032		82,228
121,000	7.90%, 10/20/2032		108,440
126,000	7.90%, 04/20/2033		112,115
136,000	7.90%, 04/20/2034		119,394
141,000	7.90%, 10/20/2034		122,515
Maryland		0.13%
	Ark of Safety Christian Church, Inc. (c) (d)
40,000	8.00%, 04/15/2029		39,796
Massachusetts		2.52%
	Harvest Ministries of New England, Inc.
76,000	7.30%, 02/20/2028		71,539
83,000	7.30%, 02/20/2029		76,219
85,000	7.30%, 08/20/2029		77,197
89,000	7.30%, 02/20/2030		79,842
95,000	7.30%, 02/20/2031		83,144
99,000	7.30%, 08/20/2031		85,506
63,000	7.30%, 08/20/2032		53,266
95,000	7.30%, 02/20/2033		79,686
114,000	7.30%, 08/20/2033		94,768
118,000	7.30%, 02/20/2034		97,480
Michigan		0.20%
	Living Bread Ministries, Inc. (c) (d)
10,000	7.50%, 02/15/2016		3,622
21,000	7.50%, 08/15/2016		7,642
22,000	7.50%, 02/15/2017		8,019
22,000	7.50%, 08/15/2017		8,030
24,000	7.50%, 02/15/2018		8,731
24,000	7.50%, 08/15/2018		8,707
26,000	7.50%, 02/15/2019		9,422
26,000	7.50%, 08/15/2019		9,370
New Jersey		0.98%
	International Faith Ministries, Inc. (c) (d)
13,000	7.90%, 05/10/2023		4,274
24,000	7.90%, 11/10/2023		7,896
15,000	7.90%, 05/10/2024		4,905
26,000	7.90%, 11/10/2024		8,505
16,000	7.90%, 05/10/2025		5,235
28,000	7.90%, 11/10/2025		9,162
22,000	7.90%, 11/10/2027		7,205
24,000	7.90%, 05/10/2028		7,862
35,000	7.90%, 11/10/2028		11,466

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount			Fair Value

27,000	7.90%, 05/10/2029		$ 8,848
37,000	7.90%, 11/10/2029		12,125
30,000	7.90%, 05/10/2030		9,747
41,000	7.90%, 11/10/2030		13,321
33,000	7.90%, 05/10/2031		10,722
33,000	7.90%, 11/10/2031		10,722
36,000	7.90%, 05/10/2032		11,696
48,000	7.90%, 11/10/2032		15,595
40,000	7.90%, 05/10/2033		12,996
44,000	7.90%, 05/10/2034		14,296
56,000	7.90%, 11/10/2034		18,194
48,000	7.90%, 05/10/2035		15,595
61,000	7.90%, 11/10/2035		19,819
52,000	7.90%, 05/10/2036		16,895
66,000	7.90%, 11/10/2036		21,443
61,000	7.90%, 05/10/2037		19,819
11,000	8.00%, 05/10/2022		3,632
22,000	8.00%, 11/10/2022		7,271
North Carolina		0.14%
	Accumulated Resources of Kindred Spirits (c) (d)
60,726	7.75%, 12/01/2009		43,486
Ohio		1.90%
	Worldview Community Church (c) (d)
14,456	7.50%, 06/12/2018		5,451
57,822	7.50%, 12/12/2020		21,735
59,749	7.50%, 06/12/2021		22,370
62,641	7.50%, 12/12/2021		23,471
70,343	7.60%, 06/12/2023		26,400
72,270	7.60%, 12/12/2023		27,137
75,161	7.60%, 06/12/2024		28,050
79,015	7.60%, 12/12/2024		29,496
80,942	7.60%, 06/12/2025		30,224
113,705	7.60%, 12/12/2029		42,526
122,377	7.60%, 12/12/2030		45,377
127,195	7.60%, 06/12/2031		47,164
105,032	7.60%, 06/12/2032		38,946
142,613	7.60%, 12/12/2032		52,881
147,431	7.60%, 06/12/2033		54,667
153,212	7.60%, 12/12/2033		56,811
64,534	8.00%, 06/12/2022		24,316
67,423	8.00%, 12/12/2022		25,425

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount			Fair Value

Rhode Island		2.58%
	The Cathedral of Life Christian Assembly (c) (d)
10,000	7.50%, 08/15/2016		$ 6,825
11,000	7.50%, 08/15/2017		7,508
23,000	7.50%, 08/15/2020		15,665
23,000	7.50%, 02/15/2021		15,681
25,000	7.50%, 08/15/2021		16,975
25,000	7.50%, 02/15/2022		16,985
35,000	7.60%, 08/15/2026		23,706
37,000	7.60%, 02/15/2027		25,068
39,000	7.60%, 08/15/2027		26,426
40,000	7.60%, 02/15/2028		27,108
41,000	7.60%, 08/15/2028		27,790
43,000	7.60%, 02/15/2029		29,154
45,000	7.60%, 08/15/2029		30,515
46,000	7.60%, 02/15/2030		31,197
48,000	7.60%, 08/15/2030		32,266
50,000	7.60%, 02/15/2031		33,610
52,000	7.60%, 08/15/2031		34,954
53,000	7.60%, 02/15/2032		35,627
58,000	7.60%, 02/15/2033		38,988
60,000	7.60%, 08/15/2033		40,332
62,000	7.60%, 02/15/2034		41,676
65,000	7.60%, 08/15/2034		43,693
67,000	7.60%, 02/15/2035		45,037
70,000	7.60%, 08/15/2035		47,054
62,000	7.60%, 08/15/2036		41,676
58,000	7.60%, 02/15/2037		38,988
7,000	7.60%, 08/15/2037		4,705
26,000	8.00%, 08/15/2022		17,745
28,000	8.00%, 02/15/2023		19,110
Tennessee		4.11%
	Grace Christian Fellowship Church, Inc. (c) (d)
38,000	8.40%, 07/18/2021		28,185
39,000	8.40%, 10/18/2021		28,938
40,000	8.40%, 01/18/2022		29,836
41,000	8.40%, 04/18/2022		30,598
41,000	8.40%, 07/18/2022		30,607
42,000	8.40%, 10/18/2022		31,370
44,000	8.40%, 01/18/2023		32,872
44,000	8.40%, 04/18/2023		32,701
45,000	8.40%, 07/18/2023		33,448

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount			Fair Value

46,000	8.40%, 10/18/2023		$ 34,206
47,000	8.40%, 01/18/2024		34,949
47,000	8.40%, 04/18/2024		34,747
34,000	8.40%, 07/18/2024		25,136
50,000	8.40%, 10/18/2024		36,970
51,000	8.40%, 01/18/2025		37,709
52,000	8.40%, 04/18/2025		38,459
54,000	8.40%, 10/18/2025		39,949
56,000	8.40%, 01/18/2026		41,423
56,000	8.40%, 04/18/2026		41,434
58,000	8.40%, 10/18/2026		42,920
60,000	8.40%, 01/18/2027		44,400
35,000	8.40%, 10/18/2028		25,921
30,000	8.40%, 01/18/2029		22,215
52,000	8.40%, 04/18/2029		38,516
20,000	8.40%, 07/18/2029		14,812
75,000	8.40%, 10/18/2029		55,560
77,000	8.40%, 01/18/2030		57,042
78,000	8.40%, 04/18/2030		57,307
81,000	8.40%, 07/18/2030		59,503
81,000	8.40%, 10/18/2030		59,511
21,000	8.40%, 04/18/2031		15,429
38,000	8.40%, 07/18/2031		27,915
88,000	8.40%, 10/18/2031		64,654
100,000	8.40%, 04/18/2033		73,470
Texas		2.42%
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		202,000
100,000	7.60%, 06/15/2018		101,000
	Iglesia Templo Jerusalen
46,000	7.90%, 12/12/2027		45,121
58,000	7.90%, 06/12/2028		56,434
60,000	7.90%, 12/12/2028		57,840
48,000	7.90%, 06/12/2029		45,816
65,000	7.90%, 12/12/2029		61,432
68,000	7.90%, 06/12/2030		63,634
37,000	7.90%, 12/12/2032		33,015
36,000	7.90%, 06/12/2033		31,990
76,000	7.90%, 12/12/2033		66,918
Virginia		0.00%
	New Life Anointed Ministries International, Inc. (c) (d)
171,000	7.80%, 06/21/2020		17

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount			Fair Value

100,000	7.80%, 12/21/2020		$ 10
64,000	7.80%, 06/21/2022		6
124,000	7.80%, 06/21/2023		12
60,000	7.80%, 12/21/2023		6
103,000	7.80%, 06/21/2024		10
115,000	7.80%, 12/21/2024		13
142,000	7.80%, 12/21/2025		14
Washington		1.49%
	Cascade Christian Center of Skagit Valley (e)
597,290	4.00%, 10/20/2020		471,621
Washington, DC		0.49%
	Metropolitan Baptist (c) (d)
77,000	8.20%, 01/12/2015		22,569
80,000	8.30%, 07/12/2015		23,448
98,000	8.40%, 01/12/2018		29,135
45,000	8.40%, 07/12/2018		13,347
100,000	8.40%, 01/12/2027		29,160
130,000	8.40%, 01/12/2033		37,908

Total Church Mortgage Bonds (Cost $28,754,793)		58.08%	18,388,757

CHURCH MORTGAGE LOANS (b)

California		2.53%
	Mount Olive Missionary Baptist Church of Fresno (d)
907,554	3.50%, 05/31/2014		800,554
Georgia		2.82%
	God First Breakthrough Ministries, Inc. (e)
1,072,899	10.50%, 03/01/2015		894,905
Nevada		1.10%
	Iglesia Christiana Verbo De Dios, Inc. (e)
349,235	0.00%, 01/01/2014		347,488
New Jersey		2.01%
	Igreja Batista Do Calvario
736,715	10.50%, 08/01/2015		636,966
Texas		3.45%
	Pleasant Grove Missionary Baptist Foundation (d) (f)
1,294,261	7.50%, 08/01/2033		1,092,486

Total Church Mortgage Loans (Cost $4,360,667)		11.91%	3,772,399

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Shares/Principal Amount		Fair Value

U.S. TREASURY OBLIGATIONS	5.83%

1,850,000	U.S. Treasury Bill, 0.275%, 1/07/2016 (Cost $1,848,489)	$ 1,847,410

OPEN-END MUTUAL FUND	4.67%

137,868	Vanguard Short-Term Investment Grade Fund (h) (Cost $1,500,000)	1,477,941

SHORT TERM INVESTMENTS	19.23%

Money Market Fund
6,089,473	Fifth Third Institutional Money Market - 0.01% (h)* (Cost $6,089,473)	6,089,473

Total Investments - (Cost $42,553,422)	99.72%	$31,575,980

ASSETS IN EXCESS OF LIABILITIES	0.28%	87,212

Net Assets	100.00%	$31,663,192

(a)  The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty. The Issuer does not have the right to extend the terms of the offering.  The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.

(b)  The Mortgagee has the right to prepay the Loans at any time.  The Loans are generally considered to be illiquid due to the limited, if any,  secondary market.  The Fund participates in the principal and interest payments from the Mortgagee with the California Baptist Foundation's  Church Loan Fund.  See Note 3.

(c)  Represents non-income producing security.

(d)  Security is in default or is delinquent on interest or principal payments.  As a result, further action towards the issuer is being taken by the trustee on behalf of bondholders, in the form of a demand letter, foreclosure, forbearance, liquidation of the underlying collateral or bankruptcy of the issuer.

(e)  The trustee of the issuer has completed restructuring of the bond and/or mortgage.  The restructured terms reduced the interest rate and/or shortened the maturity period.

(f)   Security is considered income producing; however, interest payments received during the period represented only a portion of the total interest due.

(g)  Issuer of security, as a part of the restructure of the bond, will receive a credit of ten percent (10%) of the principal for each year the Issuer fullfils its obligations under the restructuring agreement with the Trustee. The bonds are priced to reflect the portion of the  principal the Fund believes it will receive.

(h)  Mutual funds are priced at their NAV as of March 31, 2015.

* Variable rate security; the coupon rate shown represents the yield at March 31, 2015.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2015 (Unaudited)

Assets:
Investments in Securities, at Fair Value (Cost $42,553,422)	$ 31,575,980

Interest and Dividends Receivable	193,695
Total Assets	31,769,675

Liabilities:
Accrued Audit Fees	43,081
Accrued Service Fees (Note 4)	11,710
Accrued Management Fees (Note 4)	10,093
Accrued Insurance Expense	8,004
Accrued Compliance Fees (Note 4)	5,759
Accrued Administrative Fees (Note 4)	2,019
Accrued Trustee Expense	3,187
Other Accrued Expenses	22,630
Total Liabilities	106,483
Net Assets	$ 31,663,192

Net Assets Consist of:
Paid In Capital	$ 45,366,612
Distributions in Excess of Accumulated Undistributed Net Investment Income	(535,101)
Accumulated Realized Loss on Investments	(2,190,877)
Unrealized Depreciation in Fair Value of Investments	(10,977,442)
Net Assets, for 1,807,527 Shares Outstanding (6,200,000 Shares Authorized)	$ 31,663,192

Net Asset Value per share ($31,663,192/1,807,527 shares)	$ 17.52

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF OPERATIONS

For the six months ended MARCH 31, 2015 (Unaudited)

Investment Income:
Interest	$ 916,698
Insurance Claim Proceeds (Note 9)	106,889
Dividends	13,452
Total Investment Income	1,037,039

Expenses:
Advisory Fees (Note 4)	59,297
Audit Fees	43,081
Service Fees (Note 4)	39,776
Transfer Agent and Accounting Fees (Note 4)	23,935
Miscellaneous Fees	19,321
Compliance Fees (Note 4)	15,627
Legal Fees	14,231
Insurance Expense	12,006
Administrative Fees (Note 4)	11,859
Printing & Mailing	8,872
Trustees' Retainer and Meeting Expenses	7,979
Registration Fees	7,480
Custody Fees	4,280
Total Expenses	267,744
Voluntary Expense Waiver from the Distributor (Note 4)	(15,941)
Net Expenses	251,803

Net Investment Income	785,236

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(436,065)
Net Change in Unrealized Depreciation on Investments	175,244
Realized and Unrealized Gain/(Loss) on Investments	(260,821)

Net Increase in Net Assets Resulting from Operations	$ 524,415

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31,	Year Ended September 30,

	2015	2014
	(Unaudited)
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 785,236	$ 1,578,192
Net Realized Loss on Investments	(436,065)	(345,404)
Change in Unrealized Appreciation (Depreciation) on Investments	175,244	586,792
Net Increase (Decrease) in Net Assets Resulting from Operations	524,415	1,819,580

Distributions to Shareholders:
Net Investment Income	(782,770)	(1,591,069)
Total Dividends and Distributions Paid to Shareholders	(782,770)	(1,591,069)

Capital Share Transactions:
Shares Issued on Reinvestment of Dividends	178,435	399,909
Cost of Shares Repurchased	-	(1,692,107)
Net Increase (Decrease) from Shareholder Activity	178,435	(1,292,198)

Net Assets:
Net Decrease in Net Assets	(79,920)	(1,063,687)
Beginning of Period	31,743,112	32,806,799
End of Period (Including Distributions in Excess of Accumulated
Undistributed Net Investment Loss of ($535,101) and ($537,567), respectively)	$31,663,192	$ 31,743,112

Share Transactions:
Shares Issued on Reinvestment of Dividends	9,937	22,454
Shares Repurchased	-	(94,426)
Net Increase (Decrease) in Shares	9,937	(71,972)
Outstanding at Beginning of Period	1,797,590	1,869,562
Outstanding at End of Period	1,807,527	1,797,590

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF CASH FLOWS

        For the six months ended MARCH 31, 2015 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 524,415
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Proceeds from disposition of long-term investment securities	9,917,269
Purchase of long-term investment securities	(7,383,650)
Purchase of short-term investments, net	(2,748,806)
Decrease in interest and dividends receivable	60,409
Decrease in accrued expenses	(26,123)
Decrease in unrealized depreciation on investments	(175,244)
Realized loss from investments	436,065
Net cash provided by operating activities	$ 604,335

Cash flows provided by/(used for) financing activities:
Distributions paid in cash	$ (604,335)
Net cash provided by (used for) financing activities	(604,335)

Net increase/(decrease) in cash	$ -

Cash (excluding short-term investments):
Beginning balance	-
Ending balance	$ -

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends of $178,435.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Six Months
	ended
	March 31,	Year ended September 30,
	2015	2014	2013	2012	2011	2010
	(Unaudited)

Net Asset Value, at Beginning of Period (a)	$ 17.66	$ 17.55	$ 16.81	$ 20.94	$ 22.02	$ 23.59

Income From Investment Operations:
Net Investment Income (b)	0.44	0.84	0.17	0.45	0.86	1.15
Net Gain/(Loss) on Securities (Realized and Unrealized)	(0.14)	0.12	0.86	(4.12)	(1.00)	(1.51)
Total from Investment Operations	0.30	0.96	1.03	(3.67)	(0.14)	(0.36)

Distributions:
Net Investment Income	(0.44)	(0.85)	(0.29)	(0.46)	(0.94)	(1.21)
Total from Distributions	(0.44)	(0.85)	(0.29)	(0.46)	(0.94)	(1.21)

Repurchase Fees	-	-	-	-	-	-

Market Value (c)	$ -	$ -	$ -	$ -	$ -	$ -

Total Return (d)	1.69%	5.60%	6.15%	(17.85)%	(0.68)%	(1.72)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 31,663	$31,743	$ 32,807	$ 32,928	$ 45,214	$49,217
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.68%(e )	2.23%	5.41%	2.10%	1.92%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.84%(e )	4.64%	0.86%	2.22%	3.88%	4.83%
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.58%(e )	2.13%	5.31%	2.00%	1.82%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.94%(e )	4.74%	0.96%	2.32%	3.98%	4.91%
Portfolio Turnover	27.97%	3.60%	11.91%	0.00%	0.00%	0.00%
Average Short-term Borrowing Outstanding	$ -	$ -	$210,411	$752,877	$1,163,836	$ -
Weighted Average Fund Shares Outstanding (Thousands)	1,802	1,875	1,960	2,056	2,144	N/A
Average Short-term Borrowing Outstanding Per Share	N/A	N/A	$ 0.11	$ 0.37	$ 0.54	N/A
Asset Coverage	N/A	N/A	N/A	2844%	3868%	N/A

(a) Price does not include sales charge.

(b) Amount calculated based on average shares outstanding throughout the period.

(c) There is no established secondary market for the Fund's shares.

(d) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.  A maximum sales charge of up to 1.50%, unless waived or reduced, was applicable to sales of Fund shares beginning January 29, 2009.  Effective August 1, 2010, the maximum sales charge of up to 3.25%, unless waived or reduced, was applicable to sales of Fund shares.  (Not annualized for periods less than one year.)

(e )  Annualized

N/A  Not applicable

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015 (Unaudited)

(1)

ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. The Fund was organized as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business is managing its assets invested primarily in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”). Church mortgage bonds are corporate debt securities issued by U.S. local churches, denominations and associations, educational institutions, and other Christian mission related organizations for purposes including construction, purchase or refinancing of existing real property.  Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property.  The Fund may invest up to 20% of its net assets plus any borrowings for investment purposes in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments.  Investments in short-term money market instruments will reduce the Fund’s overall portfolio maturity and may reduce the Fund’s yield.

Effective January 24, 2013, the Fund was closed to new share sales.  Currently, there is no established secondary market for the Fund’s shares nor is one expected to develop.  Pursuant to a fundamental policy in effect, on November 29, 2010, the Fund received shareholder approval to make an offer to repurchase annually, in September, at net asset value, a portion of its outstanding shares.  The percentage of the outstanding shares subject to repurchase is set annually by the Board of Trustees and will be no less than 5% and no more than 25% of the Fund’s outstanding shares.  As of September 30, 2011, the deadline for submitting repurchase requests is 4:00PM Eastern Time on the last business day of August of each year.  The Fund’s net asset value for the repurchase offer is computed no more than 14 days after the repurchase deadline.  See Note 5.

(2)

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of current income.  Its investments are primarily in church mortgage bonds and church mortgage loans.

(3)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2015 (Unaudited)

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church bonds and mortgages on the basis of readily available market quotations, if available. Lacking such quotations, the Fund values such bonds and mortgages using a pricing service when such prices are believed to reflect fair value. Church bonds and mortgages with no readily available market quotations or pricing service valuations are fair valued using policies approved by and under the general oversight of the Board of Trustees.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  Capstone Asset Management Company’s (“CAMCO” or “Adviser”) fair valuation process is reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and is subject to quarterly review and approval from the Fund’s Board of Trustees.

For performing Level 3 bonds and mortgages for which there is an available valuation published by an independent pricing service, the inputs are developed using various valuation methodologies such as matrix pricing, broker quotations and market transactions.  Inputs may include price information, specific and broad credit data, corporate yield curves, yields of new issue church bonds, information related to principal and interest payments, as well as other factors.  Certain inputs used by the pricing service are not observable and may be considered proprietary.

When a price from an independent pricing service is unavailable, the Adviser’s internal Valuation Committee will use the Market or Income Approach, whichever is appropriate.

Fair value may be determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  The Adviser constructs and maintains a benchmark yield curve based on new issue church bonds and mortgages meeting the Fund’s investment requirements.  The Adviser obtains credit research and analysis from various industry sources, including an underwriter of church bonds and mortgages.  The Market Approach is sensitive to changes in the yield of new church bond and mortgage issues and the discount rate applied to the matrix.  A reduced yield causes the price to increase.  An increased discount rate causes the price to decrease.

When the bond or mortgage issue becomes delinquent on sinking fund or mortgage payments or when significant principal or balloon payments are due within the next 3 years, it is the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser, under these circumstances, may determine an adjustment to the matrix price.   The relevant inputs that the Adviser may consider in establishing the fair value include, but would not be limited to:

-

the general conditions in the church bond market and the overall financial market

-

the transaction price of any recent sales or purchases of the security

-

the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer

-

the estimated value of the underlying collateral

-

the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments and/or balloon payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures have specific provisions for treatment of defaulted bonds and mortgages.  When it becomes more than a remote possibility that foreclosure proceedings are probable, the Adviser will take an Income Approach to the valuation of the securities.  The relevant inputs that the Adviser may consider in using the Income Approach to determine a fair value include, but would not be limited to:

-

any current independent appraisal values

-

any current listing price or related data

-

index adjusted appraisal values based on published real estate sources

-

estimated costs associated with the disposition of the property

-

risk adjusted discount rate

-

estimated time to sell in years

-

probability of foreclosure

The Income Approach is sensitive to changes in property value, costs associated with the disposition of property, discount rates, estimated time to sell and the probability of foreclosure.  An increase in a property value causes the fair value to increase, conversely a decrease in an appraisal value causes fair value to decrease.  Such movements in the property value would be deemed to have the most significant impact on fair value under the Income Approach.  An increase in costs associated with disposition of property, discount rates, estimated time to sell and the probability of foreclosure cause the fair value to decrease.  A decrease to the aforementioned types of changes cause the fair value to increase.

The Adviser may also incorporate a probability analysis into its valuation approach for certain defaulted bonds and mortgages, whereby the value of the bond or mortgage is derived from a weighted assessment by the Adviser of the potential options for the resolution of the issuer's debt (restructuring, foreclosure, payoff at par, etc.), and the Adviser's consideration of the likelihood of each outcome.

Additionally, the Fund’s investments in church mortgage loans represent participations in the principal and interest payments from the Mortgagee with the California Baptist Foundation’s Church Loan Fund (“Loan Fund”).The trustee of the investments held by the Loan Fund (including the participations in church mortgage loans with the Fund) is actively seeking to liquidate and/or restructure all of the Loan Fund’s investments.  In determining the fair value of the church mortgage loans, the Adviser also considers the potential results of the trustee’s actions, including restructuring, refinance, and acceleration of payments or other liquidation of property collateralizing the church mortgage loans.  For mortgages that have been restructured, the Adviser is currently valuing such mortgages under the Income Approach until additional information is available as to the church's ability to perform under the revised terms.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material. The estimated fair values may also be influenced by various market trends and can fluctuate significantly.  As a result, it is reasonably possible that management’s estimate of fair value may have significant changes in the near term.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more that 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees. The Level 1 investments in open-end mutual funds and money market funds are generally priced at the respective open-end mutual fund's or money market fund's ending Net Asset Value (“NAV”).

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1- Quoted prices in active markets for identical assets or liabilities and NAVs for open-end mutual funds and money market funds.

Level 2- Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.

Level 3- Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Pursuant to these valuation policies, U.S. Treasury debt securities may be categorized as Level 1, and church mortgage bonds and church mortgage loans are generally categorized as Level 3. For Level 3 securities the Fund uses a pricing service (a) only for those securities that are performing; (b) only if there are no readily available market quotations for those securities; and (c) only when such pricing service prices are believed to reflect fair value of the securities.

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2015:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2015
Church Mortgage Bonds	$ -	$ -	$ 18,388,757	$ 18,388,757
Church Mortgage Loans	-	-	3,772,399	3,772,399
Open-End Mutual Fund	1,477,941	-	-	1,477,941
U.S. Government Obligations	1,847,410	-	-	1,847,410
Short Term Investments	6,089,473	-	-	6,089,473
	$ 9,414,824	$ -	$ 22,161,156	$ 31,575,980

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels during the six months ended March 31, 2015.

See the Schedule of Investments for state classification of church mortgage bonds and loans.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 10/1/2014	$ 22,995,414	$ 3,806,907	$ 26,802,321
Accrued Accretion/(Amortization)	-	-	-
Unrealized Appreciation/(Depreciation)	168,455	11,722	180,177
Realized Gain/(Loss)	(439,236)	-	(439,236)
Gross Sales and Paydowns	(9,871,037)	(46,230)	(9,917,267)
Gross Restructures	5,535,161	-	5,535,161
Transfers In/(Out) of Level 3	-	-	-
Balance as of 3/31/2015	$ 18,388,757	$ 3,772,399	$ 22,161,156

The total change in unrealized appreciation/(depreciation) for the six months ended March 31, 2015 included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2015, includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	$ 168,455
Church Mortgage Loans	11,722
Total	$ 180,177

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser's internal Valuation Committee in accordance with procedures adopted by the Board for Level 3 Fair Value Measurements for investments held at March 31, 2015:

Type of Assets	Fair Value at March 31, 2015	Valuation Techniques	Significant Unobservable Input(s)	Range

Church Mortgage Bonds and Loans	$ 14,386,533	Income Approach	Disposition costs	11% - 32%
			Discount rate	3.4% - 4.3%
			Time to sell	1 - 3 years

Church Mortgage Bonds and Loans	$1,411,587	Market Approach	New issue bond yield	5.6% - 7.6%
			Discount	.50 basis points
$ 15,798,120

Church Mortgage Bonds	$ 6,666,036	Vendor Pricing
Total	$ 22,161,156

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations are placed in a non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. Debt obligations that have been restructured or have been previously placed on a non-accrual status will reinstate interest accruals, once the Fund has received two consecutive payments on time and have no indication from the trustee that the restructured debt obligor is delinquent. The treatment of such accruals and receivables may be different for federal income tax purposes.

Purchases (including restructures) and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $5,535,161 and $9,917,269, respectively, for the six months ended March 31, 2015.

Dividends and Distributions

Effective October 1, 2010, dividends are declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  These book and tax accounting differences primarily relate to the tax recognition of interest income which is different from book interest income.  This differential between book and tax results in a required increase in distributions from net investment income.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and accordingly will generally not be subject to federal and state income taxes or federal excise taxes to the extent that the Fund intends to make sufficient distributions of net investment income and net realized capital gains.  For the six months ended March 31, 2015, the Fund qualified under these provisions and accordingly, no provision for federal income tax has been made.

As of and during the six months ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the six months ended March 31, 2015, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2011 and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

(4)

INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”), serves as investment adviser to the Fund under an advisory agreement.  CAMCO provides investment advisory and administrative services to other investment companies, pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser provides the Fund with continuous investment advisory services in accordance with an investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee.  Effective April 1, 2014, the Board of Trustees approved an amendment to the Advisory Agreement to reduce the investment advisory fees.  Under the amended Advisory Agreement, the investment advisory fees are calculated daily at the annual rate of 0.375% on the first $500 million of the Fund’s average daily net assets.  The rate declines to 0.325% on the next $500 million, and to 0.250% on average daily net assets in excess of $1 billion.  For the six months ended March 31, 2015, the Fund incurred advisory fees of $59,297.

CFS Consulting Services, LLC (“CCS”), an affiliate of CAMCO and a wholly owned subsidiary of CFS, serves as administrator for the Fund under an agreement that took effect January 12, 2012.  For its services as administrator, CCS receives a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For the six months ended March 31, 2015, the Fund incurred total administrative fees of $11,859.

CCS, pursuant to a Compliance Services Agreement, provided certain compliance services for the Fund and the Board, including the services of the Chief Compliance Officer (“CCO”) for the Fund. Effective April 1, 2014, the Board approved an amendment to the Compliance Services Agreement to add breakpoints to the rate for these compliance services.  The Board also approved moving CCO services into a separate agreement, with no change in CCO fees. Under the amended Compliance Services Agreement, the Fund pays CCS a monthly fee at the annual rate of 0.025% of the first $500 million of the Fund’s average daily net assets for compliance services. The rate declines to 0.020% of the next $500 million, and to 0.015% of average daily net assets over $1 billion.  As before, under the separate CCO agreement effective April 1, 2014, CCO compensation is paid monthly at an annual rate of $21,000.  For the six months ended March 31, 2015, the Fund incurred compliance service and CCO fees of $15,627.

Capstone Asset Planning Company (“CAPCO” or “ Distributor”), an affiliate of CAMCO and a wholly-owned subsidiary of CFS, acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund ("Distribution Agreement").  The Distributor has the exclusive right to distribute shares of the Fund through unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares. During the six months ended March 31, 2015, the Distributor did not receive sales charges.  As noted earlier, the Fund is currently closed to new share sales.  A maximum sales charge of 1.50% was applicable to the sale of Fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through January 24, 2013, a maximum sales charge of 3.25% was applicable to the sale of Fund shares.  Sales charges were waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invested at least $50,000 in the Fund.

The Fund has adopted a Service Plan (the "Plan") which permits the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services include, among other things, payments to employees or agents of the Distributor who assist in or support the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan provides that payments will be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.  Out of its compensation and subject to applicable regulatory requirements, the Distributor may make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor. During the six months ended March 31, 2015, fees accrued under the Plan were $39,776.

Certain officers and one Trustee of the Fund are also officers of CFS, CAMCO, CAPCO and CCS.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $46,000 on average net assets up to $50 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the six months ended March 31, 2015, the Fund incurred transfer agent and accounting fees and expenses of $23,935.

(5)

REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees authorized the Fund to offer to repurchase 5% of its outstanding shares on August 29, 2014.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount.

There were no repurchases of shares associated with the annual repurchase offer during the six months ended March 31, 2015.

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline (or on the next business day if the fourteenth day is not a business day).  Applicable regulations provide that a repurchase offer may be suspended only under limited specified circumstances.

(6)

FEDERAL INCOME TAXES

As of September 30, 2014, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	$ 43,425,510
Gross unrealized appreciation	$ 16,515
Gross unrealized depreciation	(11,820,411)
Net unrealized depreciation	(11,803,896)
Undistributed ordinary income	52,898
Undistributed Realized Long Term Capital Gain/(Loss)	(1,686,066)
Total distributable earnings	$(13,437,064)

As of September 30, 2014, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations. The difference between the cost of investments on a book basis and tax basis is due primarily to the differing treatment for the recognition of interest income, and post-October loss deferral of $68,746.

As of September 30, 2014, the Fund had a capital loss carryforward totaling $1,686,066.  Of that amount $1,899 expires on September 30, 2016, and $1,240 expires on September 30, 2017, and both are treated as short-term capital losses.  The remaining $1,682,927 has no expiration and is treated as long-term capital losses.

The tax character of distributions paid for six months ended March 31, 2015 was as follows:

Ordinary income	$ 782,770

The tax character of distributions paid for year ended September 30, 2014 was as follows:

Ordinary income	$ 1,591,069

(7)

SIGNIFICANT RISKS

Concentration Risk. Because the Fund invests principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and would further limit the ability of the Fund to dispose of portfolio securities.  The economic downturn and adverse developments affecting real estate in recent years have had such negative effects on the Fund.  Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale. See Note 9.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates. The economic downturn and adverse developments affecting real estate in recent years have had such negative effects on the Fund

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless otherwise requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk. The Fund’s investments in church mortgage bonds and church mortgage loans and other securities may have speculative characteristics and changes in economic conditions or other circumstances may lead, and in recent years have led, to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already issued fixed income securities generally increase.  When interest rates rise, the values of already issued fixed income securities generally decline. The Fund has stopped purchasing church bonds and mortgages in the Fund at this time. Therefore the stated maturity of the performing securities continues to decline over time.  It is impossible to speculate when any non-performing securities may mature or have a partial prepayment. When securities have a prepayment, are refinanced or mature, the Fund reinvests the money in liquid, public corporate bonds, and funds that invest in such bonds and money market instruments which typically earn lower rates of interest than church bonds or mortgages. Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

Cash Investment Risk. Under normal market conditions, the Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in high-quality short-term debt securities, including money market funds, and open-end bond investment companies, and may invest up to 100% of its assets in such instruments for temporary defensive purposes. Under applicable regulatory requirements, the Fund also, for specified periods, is required to maintain liquid assets sufficient to satisfy its repurchase offers. (See Note (5) “Repurchase Offers,” above.) Such liquid investments are likely to include such short-term debt securities. These instruments are normally lower yielding than the Fund's Church Securities investments and may reduce the Fund's yield and overall portfolio maturity.  Additionally, if the Fund’s cash flow from Share sales and payments on Fund portfolio securities is insufficient to replenish its cash reserves to the extent required by applicable regulations to satisfy its repurchase obligations, it will be forced to borrow funds or seek regulatory or other solutions that may increase Fund expenses.  See also, "Investment in Other Investment Companies".

Real Estate Risk. Because the Fund’s Church Securities are backed by real estate, these investments are vulnerable to factors that affect the particular real estate and the local and national real estate markets.  These factors include changes in local or national economic or employment conditions, which factors have negatively affected the value of the Fund’s Church Securities since 2009.  Other factors affecting the value of real estate investments include, but are not limited to, changes in interest rates or in zoning or tax laws, overbuilding, environmental problems, maintenance problems, operating costs and population changes.  Such factors affect not only the value of the collateral backing the Borrowers’ obligations, but also the ability of Borrowers to raise cash to meet these obligations by selling real estate.  Property tax liens would also affect the availability of cash to pay other creditors in the event of a sale of the real estate, through foreclosure or otherwise.  Furthermore, in the case of Church Securities, the property backing the securities may have limited suitability for other purpose.

Prepayment Risk. The maximum maturity of the performing securities in the Church Capital Fund is 24 years. It is impossible to speculate when any nonperforming securities may mature or have a partial prepayment.   In the event of prepayment, which can come from refinancing, a call or early payment of principal, in a lower or falling interest rate environment, the Fund would be required to reinvest the prepayment proceed in lower-yielding obligations.

Valuation Risk. Because of the inherent uncertainty of valuations of Church Securities determined by utilizing the Fund’s procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material.

Discount Risk. There is no active trading market for Fund Shares. Therefore, a shareholder who wishes to sell his or her Shares and does not wish to participate in, or wait for, an annual repurchase offer, or is not successful in having those Shares repurchased in an annual repurchase offer, will have difficulty selling the Shares in the secondary market and there is a significant risk that any such sale would be at a significant discount from the net asset value of the Shares.

Investment in Other Investment Companies. The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to the Adviser will not be proportionally reduced.

(8)

CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

(9)      OTHER MATTERS

The Securities and Exchange Commission's Enforcement Division (“SEC”) sent a letter to the Fund dated January 27, 2014, which explained that they had concluded their investigation and that they did not intend to recommend an enforcement action by the SEC. The January 27, 2014, letter also stated that according to SEC guidelines, the letter must not be construed to indicate that either CAMCO, CAPCO, or any of their employees, current or present, had been exonerated or that no actions may ultimately result from the SEC’s investigation.

The Fund and CAMCO received insurance reimbursements for the recovery of a portion of the expenses in connection with this investigation and the Financial Industry Regulatory Authority (“FINRA”) investigation, discussed in the September 30, 2013 Annual Report. These proceeds, as well as the expenses incurred in connection with this investigation, were allocated to CAMCO and the Fund based on an apportionment methodology determined by management and approved by the Board of Trustees. Total insurance reimbursements amounted to $694,017, and is reflected in investment income in the Statement of Operations for the year ended September 30, 2014.  Subsequent to September 30, 2014, an additional reimbursement of $100,213 and $6,676 were received and recorded on November 18, 2014 and March 11, 2015, respectively. These reimbursements are reflected in investment income in the Statement of Operations for the six months ended March 31, 2015.

As disclosed in the preceding footnotes, the Fund has certain obligations in the upcoming year, including the repurchase of shares from Fund shareholders in accordance with the Fund’s annual repurchase offer, requiring specific timely payments.  These obligations, along with the cash flow required to continue operation of the Fund, require the Fund to be able to timely liquidate certain holdings, or enter into borrowings, in order to meet these obligations. Management of the Fund believes that at this time the Fund has sufficient liquidity, without borrowing, to satisfy its obligations for at least the next 24 months.

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION

MARCH 31, 2015 (Unaudited)

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-262-6631.

DISCUSSION OF REVIEW AND APPROVAL OF  ADVISORY CONTRACT FOR CAPSTONE CHURCH CAPITAL FUND

At its meeting held March 3, 2015, the Board of Trustees (“Board” or “Trustees”) of Capstone Church Capital Fund (“Fund”) conducted its review of the investment advisory contract between the Fund and Capstone Asset Management Company (“CAMCO”).  Its continuation was approved unanimously by the full Board and by the independent Trustees.

In advance of the meeting, the Board had received extensive information on CAMCO’s business activities; the investment advisory, administrative, compliance and customer account services provided by CAMCO and its affiliates to the Fund; the fees paid for these services; the staff performing these services; the Fund’s performance history; the Fund’s portfolio management process, CAMCO’s brokerage and soft dollar practices; various Fund expenses; various regulatory, compliance and shareholder relations matters; a report on CAMCO’s profitability with respect to the Fund; and other information designed to inform the Board of any ancillary benefits received by CAMCO and its affiliates from their relationship with the Fund.

In connection with the Board’s review, Mr. Edward Jaroski, President of CAMCO and of the Fund updated the independent Trustees about CAMCO’s business, including CAMCO’s assets under management, additions to its staff and certain functional rearrangements within the organization, as well as future plans.  He also discussed the relationship between CAMCO’s parent, Capstone Financial Services, and its controlling shareholder, Steward Financial Holdings, LLC and his view of the future of this relationship.  The independent Trustees then met separately with the Fund’s Chief Compliance Officer to discuss compliance activities related to the Fund and an ongoing independent review of the Fund’s and CAMCO’s regulatory compliance procedures. In their separate meeting with Fund counsel, the independent Trustees noted the significant difficulties of managing the Fund under market conditions prevailing in the past several

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION (Continued)

MARCH 31, 2015 (Unaudited)

years, as well as the substantial costs in both dollars and personnel time in dealing with questions raised by both regulators and auditors regarding the Fund.  Of particular significance was the decision of the Securities and Exchange Commission not to pursue its enforcement action related to the Fund.  In the independent Trustees’ view, this was consistent with the Trustees’ firm belief that CAMCO, as well as the Board, had done their best to deal with a very difficult environment for the Fund, the risks of which had been fully disclosed to investors.  The independent Trustees noted that there continued to be significant challenges in managing Capstone Church Capital Fund’s portfolio, even though, under current market conditions, the Fund is not pursuing new investment opportunities.  The independent Trustees also noted that CAMCO was reviewing various options for the Fund’s future, including possibly winding down the Fund at some point in the future – although no decisions had yet been made in this regard.  The analysis was focused on fashioning a feasible plan for the Fund that would best serve the interests of the Fund’s shareholders.  Despite the continuing challenges for CAMCO with Capstone Church Capital Fund, the independent Trustees were favorable to the proposed advisory fee reduction, which they expected would be welcomed by the Fund’s shareholders. The independent Trustees also reviewed extensive information regarding the Fund’s other service agreements with CAMCO affiliates and fees paid by the Fund under those agreements.  This review included a review of the Fund’s administration, compliance services and distribution agreements, its Service Plan and amounts paid under those agreements and plan.  They considered the overall quality of services provided to the Fund by CAMCO and its affiliates as well as the profitability to CAMCO and its affiliates of their relationship with the Fund. The independent Trustees also reviewed the Fund’s expenses and expense ratio information along with the insurance recovery amount that was received by the Fund and distributed in dividend payments to Fund shareholders. After a full discussion of these matters, the independent Trustees unanimously determined to approve the continuation of the Fund’s investment advisory agreement, and to recommend that the full Board also approve the agreement.  Their approval was followed by unanimous approval of the agreement by the full Board of Trustees.  The continuation of the service agreements with CAMCO affiliates, and the Service Plan were also approved.

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Visit us online at
www.capstonechurchcapitalfund.com

Capstone Church Capital Fund

HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include letters from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-262-6631.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

- visiting the SEC's public reference room. (Call 1-202-942-8090 for information or email publicinfo@sec.gov).
- sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
- visiting the SEC's website — http://www.sec.gov/

The Fund's Investment Company Act File Number with the SEC is: 811-21662.

For more complete information about the Capstone Church Capital Fund, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Capstone Asset Planning Company
3700 W. Sam Houston Parkway S., Suite 250
Houston, Texas 77042
1-800-262-6631
info@capstonechurchcapitalfund.com

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4. Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5. Audit Committee of Listed Companies.

Not required to be included in this filing.

Item 6.  Schedule of Investments.

A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Proxy Voting Policies and Procedures.

Not required to be included in this filing.

 Item 8.  Portfolio Manager of Closed-End Funds.

(a)

Not required to be included in this filing.

(b)

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-(3)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not Applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPSTONE CHURCH CAPITAL FUND

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date June 4, 2015

By /s/Carla Homer

   Carla Homer

   Treasurer

Date June 4, 2015